UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2024

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 25, 2024, Matador Resources Company (the “Company”) issued a press release announcing the commencement of an underwritten public offering by the Company of 5,250,000 shares of its common stock (the “Equity Offering”). A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on March 25, 2024, the Company issued a press release announcing the pricing of the Equity Offering. A copy of such press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On March 26, 2024, the Company issued a press release announcing its proposed offering (the “Notes Offering”) of $800 million in aggregate principal amount of senior notes due 2032 (the “New Notes”). A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Also on March 26, 2024, the Company issued a press release announcing the commencement of its cash tender offer (the “Tender Offer”) to purchase any and all of the approximately $699.2 million outstanding aggregate principal amount of its 5.875% Senior Notes due 2026 (the “2026 Notes”), subject to certain conditions, including the consummation of the Notes Offering. A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.4 and incorporated by reference herein.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any security, including the Company’s common stock or the New Notes, nor a solicitation for an offer to purchase any security, including the Company’s common stock, the New Notes or the 2026 Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 25, 2024, announcing the Equity Offering.

99.2	Press Release, dated March 25, 2024, announcing the pricing of the Equity Offering.

99.3	Press Release, dated March 26, 2024, announcing the Notes Offering.

99.4	Press Release, dated March 26, 2024, announcing the Tender Offer.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: March 26, 2024	By:	/s/ Bryan A. Erman
	Name:	Bryan A. Erman
	Title:	Executive Vice President